Exhibit 99.1

NEWS RELEASE

cc13-04/C1304

LSI Reports Fourth Quarter and Full Year 2012 Results

23% revenue growth year-over-year

SAN JOSE, Calif., January 23, 2013 – LSI Corporation (NASDAQ: LSI) today reported results for its fourth quarter and full year ended December 31, 2012.

Fourth Quarter and Full Year 2012 Highlights

•	Fourth quarter 2012 revenues from continuing operations* of $600 million, up 15% year-over-year

•	Fourth quarter 2012 GAAP** income from continuing operations of $0.05 per diluted share

•	Fourth quarter 2012 non-GAAP*** income from continuing operations of $0.18 per diluted share

•	Fourth quarter 2012 operating cash flows of $95 million

•	Full year 2012 revenues of $2.51 billion, up 23% year over year

First Quarter 2013 Business Outlook

•	Projected revenues from continuing operations* of $535 million to $575 million

•	GAAP** income from continuing operations in the range of ($0.03) to $0.06 per share

•	Non-GAAP*** income from continuing operations in the range of $0.09 to $0.15 per share

*	On May 6, 2011, LSI completed the sale of its external storage systems business. The financial results of the external storage systems business have been classified as discontinued operations in LSI’s financial statements. Our ongoing business is referred to as “continuing operations.”
**	Generally Accepted Accounting Principles.
***	Excludes stock-based compensation, amortization of acquisition-related intangibles, purchase accounting effect on inventory, restructuring of operations and other items, net, gain on remeasurement of a pre-acquisition equity interest to fair value, gain/loss on sale/write-down of investments and, in the case of non-GAAP net income, gain from the sale of the external storage systems business. It also excludes the income tax effect associated with the above-mentioned items.

“2012 was a year of exciting progress for LSI as we delivered 23% revenue growth, strong expansion in operating margin and earnings per share from continuing operations, and record design wins. We introduced several important new products, and customers are increasingly looking to new LSI solutions for mega datacenters, mobile networks and flash,” said Abhi Talwalkar, LSI’s president and CEO. “LSI’s intelligent silicon offers proven solutions as businesses turn to the cloud and look for new ways to accelerate their ability to quickly analyze, store, share and protect data. While there is uncertainty in the macro environment and softness in some end markets, we are centered in dynamic new growth cycles that are expected to drive long-term growth in our flash, server and networking businesses.”

Fourth quarter 2012 revenues from continuing operations were $600 million, in line with guidance, compared to $523 million generated from continuing operations in the fourth quarter of 2011, and compared to $624 million generated from continuing operations in the third quarter of 2012.

Fourth quarter 2012 GAAP** income from continuing operations was $29 million or $0.05 per diluted share, compared to fourth quarter 2011 GAAP income from continuing operations of $11 million or $0.02 per diluted share. Third quarter 2012 GAAP income from continuing operations was $40 million or $0.07 per diluted share. Fourth quarter 2012 GAAP income from continuing operations included a net charge of $72 million from special items, consisting primarily of approximately $30 million of amortization of acquisition-related items, $25 million of stock-based compensation expense, $16 million of net restructuring and other items, and $1 million income tax effect.

Fourth quarter 2012 non-GAAP*** income from continuing operations was $101 million or $0.18 per diluted share, compared to fourth quarter 2011 non-GAAP income from continuing operations of $73 million or $0.13 per diluted share. Third quarter 2012 non-GAAP income from continuing operations was $99 million or $0.17 per diluted share.

Cash and short-term investments totaled approximately $676 million at quarter end. The company completed fourth-quarter purchases of approximately 7 million shares of its common stock for approximately $46 million. In 2012 the company purchased approximately 36 million shares of its common stock for approximately $273 million.

LSI recorded full-year 2012 revenues from continuing operations of $2.51 billion, a 23% increase compared to $2.04 billion in 2011.

“We delivered solid profitability and results in 2012, making good progress on our gross margin targets and generating strong cash flows,” said Bryon Look, LSI’s CFO. “With a strong balance sheet, zero debt and $479 million remaining on our share buyback authorization, we are in a good position to continue to return capital to our shareholders.”

LSI 1Q2013 Business Outlook for Continuing Operations

	GAAP**	Special Items	Non-GAAP***
Revenue	$535 million to $575 million		$535 million to $575 million
Gross Margin	48% to 52%	$18 million to $28 million	53% to 55%
Operating Expenses	$257 million to $277 million	$32 million to $42 million	$225 million to $235 million
Net Other Income	$4 million		$4 million

Tax	Approximately $8 million		Approximately $8 million
(Loss)/Income from Continuing Operations Per Share	($0.03) to $0.06	($0.09) to ($0.12)	$0.09 to $0.15

Diluted Share Count	570 million		570 million

Capital spending is projected to be around $25 million in the first quarter and approximately $80 million in total for 2013.

Depreciation and software amortization is projected to be around $15 million in the first quarter and approximately $60 million in total for 2013.

LSI Conference Call Information

LSI will hold a conference call today at 2 p.m. PST to discuss fourth quarter and full year 2012 financial results and the first quarter 2013 business outlook. Internet users can access the conference call at http://www.lsi.com/webcast. Subsequent to the conference call, a replay will be available at the same web address.

Forward-Looking Statements: This news release contains forward-looking statements that are based on the current opinions and estimates of management. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could cause LSI’s actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to: our ability to successfully integrate and manage the SandForce business and retain its key employees; our ability to achieve anticipated synergies and to develop integrated new products following our acquisition of SandForce; our ability to repurchase our common stock at prices we believe to be advantageous; our reliance on major customers and suppliers; our ability to keep up with rapid technological change; our ability to compete successfully in competitive markets; fluctuations in the timing and volumes of customer demand; the unavailability of appropriate levels of manufacturing capacity; and general industry and macro-economic conditions. For additional information, see the documents filed by LSI with the Securities and Exchange Commission, and specifically the risk factors set forth in the company’s most recent reports on Form 10-K and 10-Q. LSI disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About LSI

LSI Corporation (NASDAQ: LSI) designs semiconductors and software that accelerate storage and networking in datacenters, mobile networks and client computing. Our technology is the intelligence critical to enhanced application performance, and is applied in solutions created in collaboration with our partners. More information is available at www.lsi.com.

LSI, the LSI & Design logo and the Storage.Networking.Accelerated. tagline are trademarks or registered trademarks of LSI Corporation.

All other brand or product names may be trademarks or registered trademarks of their respective companies.

Investor Relations Contact:	Media Relations Contact:
Sujal Shah	Dave Miller
610-712-5471	408-712-7813
sujal.shah@lsi.com	dave.c.miller@lsi.com

LSI CORPORATION

Condensed Consolidated Balance Sheets

(In millions)

(Unaudited)

	December 31, 2012	September 30, 2012	December 31, 2011

Assets

Current assets:
Cash and short-term investments	$676.0	$643.0	$935.5
Accounts receivable, net	264.1	256.5	246.5
Inventories	206.3	209.1	180.0
Prepaid expenses and other current assets	87.2	64.6	60.7

Total current assets	1,233.6	1,173.2	1,422.7

Property and equipment, net	269.7	250.2	180.6
Goodwill and identified intangible assets, net	741.1	771.9	506.2
Other assets	113.2	108.1	122.6

Total assets	$2,357.6	$2,303.4	$2,232.1

Liabilities and Stockholders’ Equity

Current liabilities	$506.9	$476.8	$460.9

Pension, tax and other liabilities	684.6	628.6	712.2

Total liabilities	1,191.5	1,105.4	1,173.1

Stockholders’ equity:
Common stock and additional paid-in capital	5,578.7	5,579.6	5,629.2
Accumulated deficit	(3,834.3)	(3,863.4)	(4,037.0)
Accumulated other comprehensive loss	(578.3)	(518.2)	(533.2)

Total stockholders’ equity	1,166.1	1,198.0	1,059.0

Total liabilities and stockholders’ equity	$2,357.6	$2,303.4	$2,232.1

LSI CORPORATION

Consolidated Statements of Operations (GAAP)

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2012	2012	2011	2012	2011

Revenues	$600,128	$623,962	$523,140	$2,506,087	$2,043,958

Cost of revenues	275,538	287,390	264,364	1,162,414	991,914
Amortization of acquisition-related intangibles	21,318	21,348	20,354	85,404	82,659
Purchase accounting effect on inventory	—	—	—	14,458	—
Stock-based compensation expense	2,858	2,573	1,597	11,946	6,921

Total cost of revenues	299,714	311,311	286,315	1,274,222	1,081,494

Gross profit	300,414	312,651	236,825	1,231,865	962,464

Research and development	165,758	156,318	139,061	643,230	552,342
Stock-based compensation expense	11,613	11,170	5,360	47,064	23,646

Total research and development	177,371	167,488	144,421	690,294	575,988

Selling, general and administrative	64,919	69,722	63,705	270,965	241,820
Amortization of acquisition-related intangibles	8,667	8,667	8,319	34,668	33,276
Stock-based compensation expense	10,291	13,643	4,881	49,290	20,343

Total selling, general and administrative	83,877	92,032	76,905	354,923	295,439

Restructuring of operations and other items, net	16,480	4,221	21,033	42,654	23,719

Income/(loss) from operations	22,686	48,910	(5,534)	143,994	67,318

Interest income and other, net	7,606	5,855	8,124	37,711	26,472

Income from continuing operations before income taxes	30,292	54,765	2,590	181,705	93,790
Provision for/(benefit from) income taxes	1,202	15,100	(8,818)	(20,960)	3,778

Income from continuing operations	29,090	39,665	11,408	202,665	90,012

(Loss)/income from discontinued operations, net of taxes	—	—	(13,194)	—	241,479

Net income/(loss)	$29,090	$39,665	$(1,786)	$202,665	$331,491

Basic income/(loss) per share:
Income from continuing operations	$0.05	$0.07	$0.02	$0.36	$0.15

(Loss)/income from discontinued operations	$—	$—	$(0.02)	$—	$0.42

Net income/(loss)	$0.05	$0.07	$0.00	$0.36	$0.57

Diluted income/(loss) per share:
Income from continuing operations	$0.05	$0.07	$0.02	$0.35	$0.15

(Loss)/income from discontinued operations	$—	$—	$(0.02)	$—	$0.40

Net income/(loss)	$0.05	$0.07	$0.00	$0.35	$0.55

Shares used in computing per share amounts:
Basic	552,761	555,197	563,721	559,459	585,704

Diluted	568,611	572,022	573,018	580,548	600,893

Reconciliations of certain GAAP measures to non-GAAP measures are included below.

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
Reconciliation of GAAP net income to non-GAAP net income:	2012	2012	2011	2012	2011

GAAP income from continuing operations	$29,090	$39,665	$11,408	$202,665	$90,012

Special items:
a) Stock-based compensation expense - cost of revenues	2,858	2,573	1,597	11,946	6,921
b) Stock-based compensation expense - R&D	11,613	11,170	5,360	47,064	23,646
c) Stock-based compensation expense - SG&A	10,291	13,643	4,881	49,290	20,343
d) Amortization of acquisition-related intangibles - cost of revenues	21,318	21,348	20,354	85,404	82,659
e) Amortization of acquisition-related intangibles - SG&A	8,667	8,667	8,319	34,668	33,276
f) Purchase accounting effect on inventory	—	—	—	14,458	—
g) Restructuring of operations and other items, net	16,480	4,221	21,033	42,654	23,719
h) Gain on sale of investments	—	(2,550)	—	(2,550)	—
i) Gain on re-measurement of a pre-acquisition equity interest to fair value	—	—	—	(5,765)	—
j) Income tax effect	833	—	—	(42,365)	—

Total special items from continuing operations	72,060	59,072	61,544	234,804	190,564

Non-GAAP income from continuing operations	$101,150	$98,737	$72,952	$437,469	$280,576

Non-GAAP income from continuing operations per share:
Basic	$0.18	$0.18	$0.13	$0.78	$0.48

Diluted	$0.18	$0.17	$0.13	$0.75	$0.47

GAAP net income/(loss)	$29,090	$39,665	$(1,786)	$202,665	$331,491

Special items:
a) Total special items from continuing operations	72,060	59,072	61,544	234,804	190,564
b) Stock-based compensation expense - discontinued operations	—	—	—	—	(592)
c) Amortization of acquisition-related intangibles - discontinued operations	—	—	—	—	886
d) Restructuring of operations - discontinued operations	—	—	(67)	—	40,863
e) Gain on sale of business	—	—	—	—	(260,066)

Non-GAAP net income	$101,150	$98,737	$59,691	$437,469	$303,146

Non-GAAP net income per share:
Basic	$0.18	$0.18	$0.11	$0.78	$0.52

Diluted	$0.18	$0.17	$0.10	$0.75	$0.50

Shares used in computing non-GAAP per share amounts:
Basic	552,761	555,197	563,721	559,459	585,704

Diluted	568,611	572,022	573,018	580,548	600,893

LSI CORPORATION

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2012	2012	2011	2012	2011
Operating activities:
Net income/(loss)	$29,090	$39,665	$(1,786)	$202,665	$331,491
Adjustments:
Depreciation and amortization	44,166	45,671	43,357	180,484	189,200
Stock-based compensation expense	24,762	27,386	11,838	108,300	50,318
Non-cash restructuring of operations and other items, net	221	698	4,747	5,960	35,282
Gain on sale of investments/write-down of investment	—	(2,550)	183	(2,550)	183
Gain on re-measurement of a pre-acquisition equity interest to fair value	—	—	—	(5,765)	—
Gain on sale of business	—	—	—	—	(260,066)
(Gain)/loss on sale of property and equipment	(46)	2,644	78	2,528	(465)
Unrealized foreign exchange (gain)/loss	(518)	2,655	(2,215)	(598)	(2,015)
Deferred taxes	(10,743)	(72)	(9,894)	(53,989)	(28,838)
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combination:
Accounts receivable	(7,620)	40,348	1,850	(6,689)	80,065
Inventories	2,748	(5,091)	30,399	(2,116)	(29,804)
Prepaid expenses, assets held for sale and other assets	(13,308)	1,110	(526)	(14,028)	(10,782)
Accounts payable	23,208	(25,186)	(2,179)	27,543	(3,879)
Accrued and other liabilities	2,895	(15,471)	(20,436)	(67,586)	(103,915)

Net cash provided by operating activities	94,855	111,807	55,416	374,159	246,775

Investing activities:
Purchases of debt securities available-for-sale	(37,206)	(22,087)	(12,284)	(131,662)	(50,967)
Proceeds from maturities and sales of debt securities available-for-sale	28,320	11,767	5,472	57,843	37,460
Purchases of other investments	(500)	—	—	(500)	(4,000)
Proceeds from sale of other investments	—	2,550	—	2,550	—
Purchases of property and equipment	(27,494)	(25,667)	(14,079)	(130,779)	(60,920)
Proceeds from sale of property and equipment	67	1,374	22,683	1,693	23,622
Acquisition of business, net of cash acquired	—	—	—	(319,231)	—
Proceeds from sale of business, net of transaction costs	—	—	—	—	475,150
Proceeds from maturity of a note receivable	—	—	10,000	—	10,000

Net cash (used in)/provided by investing activities	(36,813)	(32,063)	11,792	(520,086)	430,345

Financing activities:
Issuance of common stock	20,985	8,515	14,980	111,628	81,040
Purchases of common stock under repurchase program	(46,338)	(50,062)	(26,999)	(272,585)	(498,786)

Net cash used in financing activities	(25,353)	(41,547)	(12,019)	(160,957)	(417,746)

Effect of exchange rate changes on cash and cash equivalents	(1,668)	166	(528)	(1,399)	(1,349)

Net change in cash and cash equivalents	31,021	38,363	54,661	(308,283)	258,025

Cash and cash equivalents at beginning of period	440,507	402,144	725,150	779,811	521,786

Cash and cash equivalents at end of period	$471,528	$440,507	$779,811	$471,528	$779,811